Exhibit 10.9

LCE Holdings, Inc. and LCE Intermediate Holdings, Inc.

2004 Amended and Restated Management Stock Option Plan

1. Defined Terms. Exhibit A, which is incorporated by reference, defines the terms used in the Plan and sets forth certain operational rules related to those terms.

2. Purpose. The Plan has been established to advance the interests of the Company by providing for the grant to Participants of Options.

3. Administration. The Administrator has discretionary authority, subject only to the express provisions of the Plan, to interpret the Plan; determine eligibility for and grant Options; determine, modify or waive the terms and conditions of any Option; prescribe forms, rules and procedures; and otherwise do all things necessary to carry out the purposes of the Plan. Determinations of the Administrator made under the Plan will be conclusive and will bind all parties.

4. Limits on Options Under The Plan.

(a) Number of Shares. A maximum of 2,859,836 shares of Class A Common Stock, 317,760 shares of Class L Common Stock and 56,925 shares of Preferred Stock, respectively, may be delivered in satisfaction of Options under the Plan.

(b) Type of Shares. Stock delivered by each Company under the Plan may be authorized but unissued Stock or previously issued Stock acquired by each Company.

5. Eligibility and Participation. The Administrator will select Participants from among those key Employees and directors of, and consultants and advisors to, the Company or its Affiliates who, in the opinion of the Administrator, are in a position to make a significant contribution to the success of the Company and its Affiliates. Options granted under the Plan are not intended to be “incentive stock options” within the meaning of Section 424 of the Code.

6. Rules Applicable to Options.

(a) Option Provisions. The Administrator will determine the terms of all Options, which shall be set forth in an Option Agreement, subject to the limitations provided herein.

(b) Transferability. Except as provided below and as the Administrator otherwise expressly provides, (i) Options may not be transferred other than by will or by the laws of descent and distribution and (ii) during a Participant’s lifetime, Options may be exercised only by the Participant or, in the event of Participant’s Disability, by the Participant’s duly authorized legal representative. An Option Agreement may provide that the Participant be permitted to Transfer all or any portion of the Option to the Participant’s immediate family members or any trust or other entity whose sole beneficiaries of record and beneficial owners are the Participant and members of such Participant’s immediate family.

(c) Taxes. The Administrator will make such provision for the withholding of taxes as it deems necessary. The Administrator may, but need not, hold back shares of Stock from an Option or permit a Participant to tender previously owned shares of Stock in satisfaction of tax withholding requirements (but not in excess of the minimum withholding required by law).

(d) Rights Limited. Nothing in the Plan will be construed as giving any person the right to continued employment or service with the Company or its Affiliates, or any rights as a stockholder except as to shares of Stock actually issued under the Plan. The loss of existing or potential profit in Options will not constitute an element of damages in the event of termination of employment or service for any reason, even if the termination is in violation of an obligation of the Company or Affiliate to the Participant, except as expressly provided in any employment or similar agreement between the Participant and the Company or an Affiliate.

(e) Vesting and Exercisability. The Administrator may determine and set forth in an Option Agreement the time or times at which an Option will vest and become exercisable and the terms on which the Option will remain exercisable. Without limiting the foregoing, the Administrator may at any time accelerate the vesting or exercisability of an Option, regardless of any adverse or potentially adverse tax consequences resulting from such acceleration. Unless the Administrator expressly provides otherwise in an Option Agreement, immediately upon the cessation of the Participant’s Employment the unvested portion of any Option held by the Participant or the Participant’s permitted transferee, if any, will terminate and the balance, to the extent exercisable, will remain exercisable for the lesser of (i) a period of three months and (ii) the period ending on the latest date on which such Option could have been exercised without regard to this Section 6(e), and will thereupon terminate subject to the following:

(A) all Options held by a Participant or the Participant’s permitted transferee, if any, immediately prior to the Participant’s death, to the extent then exercisable, will remain exercisable for the lesser of (A) the one year period ending with the first anniversary of the Participant’s death or (B) the period ending on the latest date on which such Option could have been exercised without regard to this Section 6(e)(i), and will thereupon terminate; and

(B) all Options held by a Participant or the Participant’s permitted transferee, if any, immediately prior to the cessation of the Participant’s Employment will immediately terminate upon such cessation if such cessation of Employment is by the Company for “cause” as set forth, first, in any employment or similar agreement between the Participant and the Company or an Affiliate, second, in the absence of such an agreement, in the Option Agreement between the Participant and the Company and, third, in the absence of a definition of “cause” in such Option Agreement, as the Board may determine.

(f) Time and Manner of Exercise. Unless the Administrator expressly provides otherwise, an Option will not be deemed to have been exercised until the Administrator receives a notice of exercise (in form acceptable to the Administrator) signed by the appropriate person and accompanied by any payment required under the Option. If the Option is exercised by any person other than the Participant, the Administrator may require satisfactory evidence that the person exercising the Option has the right to do so.

(g) Exercise Price. The Administrator will determine the exercise price of each Option.

(h) Payment of Exercise Price. Where the exercise of an Option is to be accompanied by payment, the Administrator may determine the required or permitted forms of payment, subject to the following: (a) all payments will be by cash or check acceptable to the Administrator, or, if so permitted by the Administrator, (i) through the delivery of shares of Stock that have been outstanding for at least six months (unless the Administrator approves a shorter period) and that have a fair market value equal to the exercise price, (ii) by delivery to the applicable Company of a promissory note of the person exercising the Option, payable on such terms as are specified by the Administrator, (iii) at such time, if any, as the Stock is publicly traded, through a broker-assisted exercise program acceptable to the Administrator, or (iv) by any combination of the foregoing permissible forms of payment; and (b) where shares of Stock issued under an Option are part of an original issue of shares, the Option will require that at least so much of the exercise price as equals the par value of such shares be paid other than by delivery of a promissory note or its equivalent. The delivery of shares in payment of the exercise price under clause (a)(i) above may be accomplished either by actual delivery or by constructive delivery through attestation of ownership, subject to such rules as the Administrator may prescribe.

7. Effect of Certain Transactions.

(a) Change of Control.

Except as otherwise provided in an Option Agreement, in the event of a Change of Control, the Administrator may provide for the continuation or assumption, as applicable, of some or all outstanding Options, or for the grant of new options on substantially the same terms in substitution therefor, by the Company, the acquiror or survivor or an affiliate thereof, in each case on such terms and subject to such conditions as the Administrator determines. In the absence of such a continuation or assumption or if there is no substitution, except (i) as otherwise provided in the Option Agreement or (ii) determined by the Administrator, each Option will terminate upon consummation of the Change of Control.

(b) Changes In and Distributions With Respect To the Stock.

(i) Basic Adjustment Provisions. In the event of a stock dividend, stock split or combination of shares (including reverse stock split), recapitalization or other change in the capital structure of either Company, the Administrator will make appropriate and proportionate adjustments to the maximum number of shares that may be delivered under the Plan under Section 4(a), and will also make appropriate adjustments to the number and kind of shares of stock or securities subject to Options then outstanding or subsequently granted, any exercise prices relating to Options and any other provision of Options affected by such change.

(ii) Continuing Application of Plan Terms. References in the Plan to shares of Stock will be construed to include any stock or securities resulting from an adjustment pursuant to this Section 7.

8. Legal Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Stock pursuant to the Plan or to remove any restriction from shares of Stock previously delivered under the Plan until: (i) the Company is satisfied that all legal matters in connection with the issuance and delivery of such shares have been addressed and resolved; (ii) if the outstanding Stock is at the time of delivery listed on any stock exchange or national market system, the shares to be delivered have been listed or authorized to be listed on such exchange or system upon official notice of issuance; and (iii) all conditions of the Option have been satisfied or waived. If the sale of Stock has not been registered under the Securities Act of 1933, as amended, (the “1933 Act”) the Company may require, as a condition to exercise of the Option, such representations or agreements as counsel for the Company may consider appropriate to avoid violation of the 1933 Act. The Company may require that certificates evidencing Stock issued under the Plan bear an appropriate legend reflecting any restriction on transfer applicable to such Stock, and the Company may hold the certificates pending lapse of the applicable restrictions. Promptly, upon becoming subject to the reporting requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended, (the “Act”) as a result of the Stock becoming registered under 12(b) or 12(g) of the Act (but no earlier than 180 days after the consummation of an underwritten initial public offering of the Stock), the Company shall use commercially reasonable efforts to register all of the shares of Stock subject to and available for issuance under the Plan by filing and maintaining in effect a Form S-8 registration statement under the 1933 Act (to the extent such Stock is eligible to be registered on a Form S-8).

9. Amendment and Termination. The Board may at any time or times amend the Plan for any purpose which may at the time be permitted by law, and may at any time terminate the Plan as to any future grants of Options; provided, that except as otherwise expressly provided in Section 7 of the Plan the Board may not, without the Participant’s consent, make any amendment so as to affect adversely the Participant’s rights under an Option, unless the Administrator expressly reserved the right to do so in the applicable Option Agreement.

10. Other Compensation Arrangements. The existence of the Plan or the grant of any Option will not in any way affect the Company’s right to award a person bonuses or other compensation in addition to Options under the Plan.

11. Governing Law. This Plan and all Options and Option Agreements (together, the “Agreements”) and all claims arising out of or based upon the Agreements or relating to the subject matter thereof shall, except to the extent that the General Corporation Law of the State of Delaware applies, be governed by and construed in accordance with the domestic substantive laws of the State of New York without giving effect to any choice or conflict of laws provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

12. Consent to Jurisdiction. Each party to the Agreements, by its execution thereof, (a) hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of New York, County of New York for the purpose of any action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation arising out of or based upon the Agreements or relating to the subject matter hereof, (b) hereby waives to the extent not prohibited by applicable law, and agrees not to assert, and agrees not to allow any of its subsidiaries to assert, by way of motion, as a defense or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that any such proceeding brought in one of the above-named courts is improper, or that the Agreements or the subject matter hereof or thereof may not be enforced in or by such court and (c) hereby agrees not to commence or maintain any action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation arising out of or based upon the Agreements or relating to the subject matter hereof or thereof other than before one of the above-named courts nor to make any motion or take any other action seeking or intending to cause the transfer or removal of any such action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation to any court other than one of the above-named courts whether on the grounds of inconvenient forum or otherwise. Notwithstanding the foregoing, to the extent that any party hereto is or becomes a party in any litigation in connection with which it may assert indemnification rights set forth in the Agreements, the court in which such litigation is being heard shall be deemed to be included in clause (a) above. Notwithstanding the foregoing, any party to the Agreements may commence and maintain an action to enforce a judgment of any of the above-named courts in any court of competent jurisdiction. Each party hereto hereby consents to service of process in any such proceeding in any manner permitted by New York law, and agrees that service of process by registered or certified mail, return receipt requested, is reasonably calculated to give actual notice.

13. WAIVER OF JURY TRIAL. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH PARTY HERETO HEREBY WAIVES AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE OR ACTION, CLAIM, CAUSE OF ACTION OR SUIT (IN CONTRACT, TORT OR OTHERWISE), INQUIRY, PROCEEDING OR INVESTIGATION

ARISING OUT OF OR BASED UPON THE AGREEMENTS OR THE SUBJECT MATTER HEREOF OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE TRANSACTIONS CONTEMPLATED HEREBY, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING. EACH PARTY HERETO ACKNOWLEDGES THAT IT HAS BEEN INFORMED BY THE OTHER PARTIES HERETO THAT THIS SECTION 13 CONSTITUTES A MATERIAL INDUCEMENT UPON WHICH THEY ARE RELYING AND WILL RELY IN ENTERING INTO THE AGREEMENTS. ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 13 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH SUCH PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

Exhibit A

Definition of Terms

The following terms, when used in the Plan, will have the meanings and be subject to the provisions set forth below:

“Administrator” means the Board or, if one or more committees of the Board has been appointed to administer the Plan, such committee. The Administrator may delegate ministerial tasks to such persons as it deems appropriate.

“Affiliate” means any corporation or other entity owning, directly or indirectly, 50% or more of the outstanding Stock of the Company, or in which the Company or any such corporation or other entity owns, directly or indirectly, 50% of the outstanding capital stock (determined by aggregate voting rights) or other voting interests.

“Agreements” is defined in Section 11.

“Board” means the board of directors of LCE Holdings, Inc.

“Change of Control” shall have the meaning set forth in the Management Stockholders Agreement among LCE Holdings, Inc., LCE Intermediate Holdings, Inc., LCE Holdco LLC, Loews Cineplex Entertainment Corporation and certain stockholders and management optionholders parties thereto, dated December     , 2004.

“Class A Common Stock” means Class A Common Stock of LCE Holdings, Inc., par value $.001 per share.

“Class L Common Stock” means Class L Common Stock of LCE Holdings, Inc., par value $.001 per share.

“Code” means the U.S. Internal Revenue Code of 1986 as from time to time amended and in effect, or any successor statute as from time to time in effect.

“Company” means LCE Holdings, Inc. or LCE Intermediate Holdings, Inc., their respective successors or both, as applicable.

“Disability” means the disability of the Participant (i) as determined by the Administrator or (ii) in the event the Participant has an employment agreement which defines disability, as so defined.

“Employee” means any person who is employed by the Company or an Affiliate.

“Employment” means a Participant’s employment or other service relationship with the Company and its Affiliates. Employment will be deemed to continue, unless the Administrator expressly provides otherwise, so long as the Participant is employed by, or otherwise is providing services in a capacity described in Section 5 to, the Company or its Affiliates. If a Participant’s employment or other service relationship is with an Affiliate and that entity ceases to be an Affiliate, the Participant’s Employment will be deemed to have terminated when the entity ceases to be an Affiliate unless the Participant transfers Employment to the Company or its remaining Affiliates.

“Option Agreement” means the written agreement entered into between the Company and any Participant setting forth the terms and conditions of an Option granted under the Plan.

“Options” means options entitling the recipient to acquire shares of Stock upon payment of the exercise price.

“Participant” means a person who is granted an Option under the Plan.

“Plan” means this Amended and Restated 2004 LCE Holdings, Inc. and LCE Intermediate Holdings, Inc. Management Stock Option Plan as from time to time amended and in effect.

“Preferred Stock” means Cumulative Preferred Stock of LCE Intermediate Holdings, Inc., par value $.001 per share.

“Stock” means Class A Common Stock, Class L Common Stock and Preferred Stock, collectively.

A-2